Exhibit 99.2

# SUPPLEMENTAL REPORTING PACKAGE

FOURTH QUARTER | 2015

DCT INDUSTRIAL

Table of Contents

Consolidated Statements of Operations	2
Consolidated Balance Sheets	3
Funds from Operations	4
Selected Financial Data	5
Components of Net Asset Value	6
Property Overview	7-8
Consolidated Leasing Activity	9
Consolidated Lease Expirations	10
Acquisition and Disposition Summary	11
Development Overview	12
Redevelopment Overview	13
Indebtedness	14
Capitalization and Fixed Charge Coverage	15
Debt Covenants	16
Investment in Unconsolidated Ventures Summary	17
Guidance	18
Definitions	19-21

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved.  Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions;
•	the general level of interest rates and the availability of capital;
•	the competitive environment in which we operate;
•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;
•	decreased rental rates or increasing vacancy rates;
•	defaults on or non-renewal of leases by tenants;
•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;
•	the timing of acquisitions, dispositions and development;
•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;
•	energy costs;
•

the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;
•	lack of or insufficient amounts of insurance;
•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;
•	the consequences of future terrorist attacks or civil unrest;
•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and
•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 1

Consolidated Statements of Operations (amounts in thousands, except per share data)

	Three Months
	Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
REVENUES:	(unaudited)	(unaudited)	(unaudited)	(audited)
Rental revenues	$88,822	$84,581	$353,091	$334,787
Institutional capital management and other fees	472	345	1,606	1,739
Total revenues	89,294	84,926	354,697	336,526

OPERATING EXPENSES:
Rental expenses	8,539	9,013	35,995	40,520
Real estate taxes	14,137	13,594	56,219	53,790
Real estate related depreciation and amortization	39,134	37,447	156,010	148,992
General and administrative	9,665	8,020	34,577	29,079
Impairment losses	1,914	-	2,285	5,635
Casualty and involuntary conversion gain	(414)	(2)	(414)	(328)
Total operating expenses	72,975	68,072	284,672	277,688
Operating income	16,319	16,854	70,025	58,838

OTHER INCOME (EXPENSE):
Development profit, net of taxes	-	-	2,627	2,016
Equity in earnings of unconsolidated joint ventures, net	937	1,260	7,273	6,462
Gain on business combination	-	-	-	1,000
Gain on dispositions of real estate interests	36,785	28,024	77,871	39,671
Interest expense	(13,464)	(14,920)	(54,055)	(63,236)
Interest and other income (expense)	31	(19)	(40)	1,563
Income tax benefit (expense) and other taxes	(24)	(40)	(736)	217
Income from continuing operations	40,584	31,159	102,965	46,531
Discontinued operations:
Operating income and other expenses	-	-	-	321
Gain on dispositions of real estate interests from discontinued operations	-	141	-	5,396
Income from discontinued operations	-	141	-	5,717
Consolidated net income of DCT Industrial Trust Inc.	40,584	31,300	102,965	52,248
Net income attributable to noncontrolling interests	(2,035)	(1,663)	(8,917)	(3,084)
Net income attributable to common stockholders	38,549	29,637	94,048	49,164
Distributed and undistributed earnings allocated to participating securities	(168)	(170)	(678)	(677)
Adjusted net income attributable to common stockholders	$38,381	$29,467	$93,370	$48,487

EARNINGS PER COMMON SHARE - BASIC:
Income from continuing operations	$0.44	$0.34	$1.06	$0.52
Income from discontinued operations	0.00	0.00	0.00	0.06
Net income attributable to common stockholders	$0.44	$0.34	$1.06	$0.58

EARNINGS PER COMMON SHARE - DILUTED:
Income from continuing operations	$0.43	$0.34	$1.05	$0.52
Income from discontinued operations	0.00	0.00	0.00	0.06
Net income attributable to common stockholders	$0.43	$0.34	$1.05	$0.58

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	88,241	86,406	88,182	83,280
Diluted	88,614	86,728	88,514	83,572

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 2

Consolidated Balance Sheets (unaudited, amounts in thousands)

	December 31,	December 31,
	2015	2014
ASSETS:
Operating properties	$3,791,721	$3,635,287
Properties under development	242,906	241,934
Properties in pre-development	41,313	23,353
Properties under redevelopment	56,943	50,931
Land held	7,698	8,870
Total investment in properties	4,140,581	3,960,375
Less accumulated depreciation and amortization	(742,980)	(703,840)
Net investment in properties	3,397,601	3,256,535
Investments in and advances to unconsolidated joint ventures	82,635	94,728
Net investment in real estate	3,480,236	3,351,263
Cash and cash equivalents	18,412	19,631
Restricted cash	31,187	3,779
Straight-line rent and other receivables, net	60,357	54,183
Other assets, net	15,964	16,865
Assets held for sale	26,199	-
Total assets	$3,632,355	$3,445,721

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$108,788	$83,543
Distributions payable	26,938	25,973
Tenant prepaids and security deposits	29,663	30,539
Other liabilities	18,398	14,078
Intangible lease liabilities, net	22,070	22,940
Line of credit	70,000	37,000
Senior unsecured notes	1,276,097	1,117,253
Mortgage notes	210,375	248,979
Liabilities related to assets held for sale	869	-
Total liabilities	1,763,198	1,580,305
Total stockholders’ equity	1,751,984	1,749,832
Noncontrolling interests	117,173	115,584
Total liabilities and equity	$3,632,355	$3,445,721

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 3

Funds from Operations (unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Reconciliation of net income attributable to common stockholders to FFO:
Net income attributable to common stockholders	$38,549	$29,637	$94,048	$49,164
Adjustments:
Real estate related depreciation and amortization	39,134	37,447	156,010	148,992
Equity in earnings of unconsolidated joint ventures, net	(937)	(1,260)	(7,273)	(6,462)
Equity in FFO of unconsolidated joint ventures	2,478	2,814	9,902	10,804
Impairment losses on depreciable real estate	1,914	-	2,285	5,767
Gain on business combination	-	-	-	(1,000)
Gain on dispositions of real estate interests	(36,785)	(28,165)	(77,871)	(45,199)
Gain (loss) on dispositions of non-depreciable real estate	(18)	-	-	98
Noncontrolling interest in the above adjustments	(401)	(620)	(4,487)	(6,300)
FFO attributable to unitholders	2,060	1,953	8,274	8,106
FFO attributable to common stockholders and unitholders — basic and diluted(1)	45,994	41,806	180,888	163,970
Adjustments:
Acquisition costs	4	961	1,943	3,011
Severance costs	3,558	-	3,558	-
FFO, as adjusted, attributable to common stockholders and unitholders — basic and diluted	$49,556	$42,767	$186,389	$166,981

FFO per common share and unit — basic	$0.49	$0.46	$1.95	$1.86
FFO per common share and unit — diluted	$0.49	$0.46	$1.94	$1.85

FFO, as adjusted, per common share and unit — basic	$0.53	$0.47	$2.00	$1.89
FFO, as adjusted, per common share and unit — diluted	$0.53	$0.47	$2.00	$1.89

FFO weighted average common shares and units outstanding:
Common shares for earnings per share	88,241	86,406	88,182	83,280
Participating securities	555	621	560	605
Units	4,136	4,242	4,227	4,331
FFO weighted average common shares, participating securities and units outstanding — basic	92,932	91,269	92,969	88,216
Dilutive common stock equivalents	373	322	332	292
FFO weighted average common shares, participating securities and units outstanding — diluted	93,305	91,591	93,301	88,508

Reconciliation of NOI to FFO:
Net operating income(2) (3)	$66,146	$61,974	$260,877	$240,887
Adjustments:
Equity in FFO of unconsolidated joint ventures	2,478	2,814	9,902	10,804
Institutional capital management and other fees	472	345	1,606	1,739
Gain (loss) on dispositions of non-depreciable real estate	(18)	-	-	98
Casualty and involuntary conversion gain	414	2	414	328
Development profit, net of taxes	-	-	2,627	2,016
General and administrative expense	(9,665)	(8,020)	(34,577)	(29,117)
Interest expense	(17,260)	(17,899)	(69,904)	(72,334)
Capitalized interest expense	3,796	2,979	15,849	9,098
Interest and other income (expense)	31	(19)	(40)	1,544
Income tax benefit (expense) and other taxes	(24)	(40)	(736)	185
FFO attributable to noncontrolling interests	(376)	(330)	(5,130)	(1,278)
FFO attributable to common stockholders and unitholders — basic and diluted(1)	45,994	41,806	180,888	163,970
Adjustments:
Acquisition costs	4	961	1,943	3,011
Severance costs	3,558	-	3,558	-
FFO, as adjusted, attributable to common stockholders and unitholders — basic and diluted	$49,556	$42,767	$186,389	$166,981

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).
(2)	Includes discontinued operations and assets held for sale.
(3)	See the reconciliation of net operating income to income from continuing operations in Definitions.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 4

Selected Financial Data (unaudited, amounts in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2015	2014		2015	2014
NET OPERATING INCOME:(1)
Rental revenues	$88,822		$84,581	$353,091		$334,787
Rental expenses and real estate taxes	(22,676)		(22,607)	(92,214)		(94,310)
Net operating income(2)	$66,146		$61,974	$260,877		$240,477

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	63,550		64,201	63,550		64,201
Average occupancy	91.4%		93.1%	90.4%		92.3%
Occupancy as of period end	92.8%		92.5%	92.8%		92.5%

CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	62,215		61,976	62,215		61,976
Average occupancy	94.4%		95.0%	94.8%		93.5%
Occupancy as of period end	94.4%		95.4%	94.4%		95.4%

SAME STORE PROPERTIES:(4)
Square feet as of period end	54,041		54,041	49,480		49,480
Average occupancy	94.7%		94.9%	94.6%		93.6%
Occupancy as of period end	94.9%		95.2%	94.5%		95.1%

Rental revenues	$76,020		$74,507	$281,761		$271,197
Rental expenses and real estate taxes	(19,219)		(19,738)	(73,228)		(74,648)
Same store net operating income	56,801		54,769	208,533		196,549
Less: revenue from lease terminations	(106)		(246)	(2,052)		(1,785)
Add: early termination straight-line rent adjustment	94		112	350		500
Net operating income (excluding revenue from lease terminations)	56,789		54,635	206,831		195,264
Less: straight-line rents, net of related bad debt expense	(641)		(2,087)	(1,745)		(5,884)
Less: amortization of below market rents, net	(544)		(789)	(1,278)		(1,686)
Cash net operating income (excluding revenue from lease terminations)	$55,604		$51,759	$203,808		$187,694

Net operating income growth (excluding revenue from lease terminations)	3.9%			5.9%
Cash net operating income growth (excluding revenue from lease terminations)	7.4%			8.6%

SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents – increase to revenue, net of related bad debt expense(3)	$2,769		$2,226	$7,131		$9,829
Straight-line rent receivable (balance sheet)(3)	$51,882		$47,437	$51,882		$47,437
Net amortization of below market rents – increase to revenue(3)	$693		$845	$2,983		$2,350
Capitalized interest	$3,796		$2,979	$15,849		$9,098
Noncash interest expense(3)	$793		$1,121	$3,589		$4,582
Stock-based compensation amortization	$5,063		$1,367	$8,945		$4,777
Revenue from lease terminations(3)	$106		$227	$2,502		$2,092
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$11		$13	$8		$969
GAAP NOI for properties sold during current quarter	$1,437	$	N/A	$6,495	$	N/A

CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development	$90,019		$49,268	$203,710		$155,306
Redevelopment	1,841		3,798	8,887		5,380
Due diligence	2,659		1,881	14,124		7,951
Casualty expenditures	1,351		150	3,428		837
Building and land improvements	2,358		3,266	13,166		13,076
Tenant improvements and leasing costs	8,912		11,429	37,396		40,576
Total capital expenditures	$107,140		$69,792	$280,711		$223,126

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to income from continuing operations in Definitions.
(3)	Includes discontinued operations and assets held for sale.
(4)	See the Definitions for same store properties.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 5

Components of Net Asset Value (unaudited, amounts in thousands)

Three Months Ended December 31, 2015
Cash Net Operating Income (NOI)
GAAP property NOI(1)	$66,146
Less:
Revenue from lease terminations	(106)
Straight-line rents, net of related bad debt expense	(2,769)
Amortization of below market rents, net	(693)
Cash NOI (excluding revenue from lease terminations)	62,578
Proportionate share of Cash NOI from unconsolidated joint ventures	3,146
Proportionate share of Cash NOI relating to noncontrolling interests	(497)
Cash NOI attributable to common stockholders	65,227

Adjustments to normalize Cash NOI:
Partial quarter adjustment for properties acquired(2)	205
Partial quarter adjustment for properties disposed(3)	(1,406)
Development and redevelopment properties not yet placed in operation(4)	(39)
Net adjustments	(1,240)
Total proforma Cash NOI	$63,987

Other income:
Institutional capital management fees	$472

Balance Sheet Items	As of December 31, 2015
Other assets:
Cash and cash equivalents	$18,412
Restricted cash	31,187
Straight-line rent and other receivables, net	60,357
Other tangible assets, net(5)	11,983
Development properties at book value	242,906
Properties in pre-development at book value(6)	41,313
Redevelopment properties at book value	56,943
Land held at book value	7,698
Total other assets	$470,799

Liabilities:
Line of credit	$70,000
Senior unsecured notes(7)	1,285,000
Mortgage notes(8)	198,976
DCT's proportionate share of debt related to unconsolidated joint ventures	35,714
Accounts payable and accrued expenses	108,788
Distributions payable	26,938
Tenant prepaids and security deposits	29,663
Other tangible liabilities	18,398
Estimated liability to stabilize Q4 2015 acquisitions, if applicable	1,068
Total liabilities	$1,774,545

Other information:(9)
Common shares outstanding at period end	88,314
Operating partnership units outstanding at period end	4,039

(1)	See reconciliation of net operating income to income from continuing operations in Definitions.
(2)	Reflects the proforma Cash NOI adjustment required to reflect a full quarter’s expected operations for assets acquired during Q4 2015.
(3)	Reflects actual Q4 2015 Cash NOI for properties disposed during the quarter.
(4)	Reflects actual Q4 2015 Cash NOI from development and redevelopment properties not yet placed in operation.
(5)	Excludes goodwill of approximately $0.9 million and deferred loan costs, net of amortization of approximately $3.1 million.
(6)	Excludes our proportionate share of 181 acres of land available for development at SCLA.
(7)	Excludes $2.2 million of discounts and $6.7 million of deferred loan costs.
(8)	Excludes $3.8 million of premiums, $0.4 million of deferred loan costs and $8.0 million of noncontrolling interests' share of consolidated debt.
(9)	Excludes 0.7 million of participating securities and 0.4 million of potentially dilutive securities.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 6

Property Overview (unaudited)

As of December 31, 2015

Markets	Number of Buildings	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2) (3)		Annualized Base Rent per Occupied Square Foot	Percentage of Total Annualized Base Rent
CONSOLIDATED OPERATING:		(in thousands)			(in thousands)
Atlanta	34	6,309	9.9%	98.0%	$18,349		$2.97	7.2%
Baltimore/Washington D.C.	17	2,009	3.1%	96.9%	11,991		6.16	4.7%
Charlotte	1	472	0.7%	100.0%	1,698		3.60	0.7%
Chicago	37	8,263	13.0%	90.4%	28,836		3.86	11.4%
Cincinnati	29	2,942	4.6%	97.9%	10,674		3.71	4.2%
Dallas	38	5,518	8.7%	96.7%	17,785		3.33	7.0%
Denver	7	969	1.5%	100.0%	4,288		4.42	1.6%
Houston	39	4,434	7.0%	93.6%	23,627		5.69	9.3%
Indianapolis	5	1,667	2.6%	66.9%	4,075		3.65	1.6%
Louisville	2	806	1.3%	92.2%	2,507		3.37	1.0%
Memphis	2	1,385	2.2%	100.0%	3,702		2.67	1.5%
Miami	11	1,437	2.3%	100.0%	10,129		7.05	4.0%
Nashville	4	2,064	3.2%	87.9%	5,798		3.20	2.3%
New Jersey	8	1,313	2.1%	100.0%	7,473		5.69	2.9%
Northern California	29	4,075	6.4%	95.5%	22,662		5.83	8.9%
Orlando	21	1,962	3.1%	100.0%	7,589		3.87	3.0%
Pennsylvania	13	3,038	4.8%	94.6%	12,133		4.22	4.8%
Phoenix	25	2,616	4.1%	97.5%	11,083		4.35	4.4%
Seattle	26	3,263	5.1%	88.8%	14,433		4.98	5.7%
Southern California(4)	46	7,673	12.1%	95.5%	33,775		4.61	13.3%
Total/weighted average – operating properties	394	62,215	97.8%	94.4%	252,607		4.30	99.5%

DEVELOPMENT PROPERTIES:
Houston	1	320	0.5%	0.0%	-		-	0.0%
Miami	1	54	0.1%	0.0%	-		-	0.0%
Seattle	1	79	0.1%	31.8%	-		-	0.0%
Total/weighted average – development properties	3	453	0.7%	5.6%	-		-	0.0%

REDEVELOPMENT PROPERTIES:
Chicago	2	423	0.7%	53.2%	1,230		5.47	0.5%
Dallas	1	63	0.1%	0.0%	-		-	0.0%
Northern California	1	294	0.5%	0.0%	-		-	0.0%
Seattle	1	102	0.2%	0.0%	-		-	0.0%
Total/weighted average – redevelopment properties	5	882	1.5%	25.5%	1,230		5.47	0.5%

Total/weighted average – consolidated properties	402	63,550	100.0%	92.8%	$253,837	(5)	$4.30	100.0%

See footnotes on next page.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 7

Property Overview (continued)

As of December 31, 2015

Markets	Number of Buildings	Percentage Owned (6)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2)	Annualized Base Rent per Occupied Square Foot	Percentage of Total Annualized Base Rent
UNCONSOLIDATED OPERATING PROPERTIES:			(in thousands)			(in thousands)
Southern California Logistics Airport(7)	6	50.0%	2,160	28.8%	99.5%	$8,232	$3.83	31.2%
Total/weighted average – unconsolidated operating properties	6	50.0%	2,160	28.8%	99.5%	8,232	3.83	31.2%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Chicago	2	20.0%	1,033	13.8%	72.8%	3,004	4.00	11.4%
Cincinnati	1	20.0%	543	7.2%	100.0%	1,710	3.15	6.4%
Dallas	1	20.0%	540	7.2%	100.0%	1,761	3.26	6.7%
Denver	5	20.0%	772	10.3%	100.0%	4,000	5.18	15.1%
Louisville	4	10.0%	736	9.8%	88.5%	1,762	2.71	6.7%
Nashville	2	20.0%	1,020	13.6%	100.0%	2,813	2.76	10.6%
Orlando	2	20.0%	696	9.3%	100.0%	3,138	4.51	11.9%
Total/weighted average – co-investment operating properties	17	18.6%	5,340	71.2%	93.1%	18,188	3.66	68.8%
Total/weighted average – unconsolidated properties	23	27.7%	7,500	100.0%	95.0%	$26,420	$3.71	100.0%

(1)	Based on leases commenced as of December 31, 2015.
(2)	Annualized base rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of December 31, 2015, multiplied by 12.
(3)	Excludes total annualized base rent of $0.7 million from one property that will be demolished for the development of a 172,000 square foot build-to-suit.
(4)	As of December 31, 2015, our ownership interest in the Southern California properties was 94.5% based on our equity ownership weighted by square feet.
(5)	Excludes total annualized base rent associated with tenants currently in free rent periods of $15.7 million based on the first month of cash base rent.
(6)	Percent owned is based on equity ownership weighted by square feet.
(7)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 8

Consolidated Leasing Activity (unaudited)

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
FOURTH QUARTER 2015		(in thousands)			(in months)	(in thousands)
New	23	955	1.2%	11.2%	67	$3,193	$3.34
Renewal	33	2,533	15.2%	33.0%	46	2,458	0.97
Development and redevelopment	8	2,266	N/A	N/A	109	N/A	N/A
Total/Weighted Average	64	5,754	12.3%	28.5%	74	$5,651	$1.62
Weighted Average Retention	78.2%

YEAR TO DATE 2015
New	112	4,270	(0.6%)	13.5%	70	$18,744	$4.39
Renewal	126	8,045	8.3%	21.8%	47	11,665	1.45
Development and redevelopment	39	7,044	N/A	N/A	107	N/A	N/A
Total/Weighted Average	277	19,359	5.8%	19.5%	74	$30,409	$2.47
Weighted Average Retention	70.5%

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options, if any.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 9

Consolidated Lease Expirations (unaudited)

Lease Expirations for Consolidated Properties by Market(1)

	2016(2)		2017		2018
Markets	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)
	(in thousands)		(in thousands)		(in thousands)
Atlanta	1,051	17.0%	720	11.6%	348	5.6%
Baltimore/Washington D.C.	261	13.4%	349	17.9%	327	16.8%
Charlotte	-	0.0%	-	0.0%	472	100.0%
Chicago	1,024	13.3%	2,170	28.2%	469	6.1%
Cincinnati	314	10.9%	861	29.9%	774	26.9%
Dallas	260	4.9%	528	9.9%	1,089	20.4%
Denver	191	19.7%	184	19.0%	18	1.9%
Houston	326	7.8%	565	13.5%	526	12.6%
Indianapolis	281	25.2%	141	12.6%	24	2.2%
Louisville	-	0.0%	-	0.0%	38	5.1%
Memphis	472	34.1%	413	29.8%	-	0.0%
Miami	98	6.8%	62	4.3%	204	14.2%
Nashville	-	0.0%	391	21.6%	652	36.0%
New Jersey	-	0.0%	-	0.0%	369	28.1%
Northern California	443	11.4%	293	7.5%	412	10.6%
Orlando	403	20.5%	393	20.0%	225	11.5%
Pennsylvania	333	11.6%	550	19.1%	798	27.8%
Phoenix	135	5.3%	466	18.3%	708	27.8%
Seattle	168	5.7%	308	10.5%	148	5.1%
Southern California	1,714	23.4%	1,064	14.5%	260	3.5%
Total	7,474	12.7%	9,458	16.0%	7,861	13.3%

Lease Expirations for Consolidated Properties Summarized(1)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(4)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2016(2)	7,474	$34,872	11.6%
2017	9,458	40,194	13.4%
2018	7,861	37,059	12.4%
2019	8,973	39,234	13.1%
2020	7,621	42,517	14.2%
Thereafter	17,579	105,834	35.3%
Total occupied	58,966	$299,710	100.0%
Available or leased but not occupied	4,584
Total consolidated properties	63,550

(1)	Assumes no exercise of lease renewal options, if any.
(2)	Includes month-to-month leases.
(3)	Percentage is based on consolidated occupied square feet as of December 31, 2015.
(4)	Annualized based rent includes contractual rents in effect at the date of expiration.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 10

Acquisition and Disposition Summary (unaudited)

For the Year Ended December 31, 2015

	Property Name	Market	Size	Occupancy at Acquisition / Disposition	Occupancy at December 31, 2015
BUILDING ACQUISITIONS:			(building in sq. ft.)
January	435 Henry	Atlanta	398,000	100.0%	100.0%
February	1050 Northbrook Parkway	Atlanta	109,000	100.0%	100.0%
March	Airport Distribution Center (5 buildings)	Denver	691,000	96.9%	100.0%
March	22290 - 22300 Hathaway (2 buildings)(1)	No. California	448,000	34.4%	34.4%
May	1270 Shiloh Road	Atlanta	77,000	100.0%	100.0%
May	2902 E. 13th Street	Houston	200,000	50.0%	100.0%
June	402 W. Geneva Drive	Phoenix	50,000	100.0%	100.0%
August	512 Boundary Blvd	Seattle	50,000	100.0%	100.0%
August	14934 Trend Drive	Dallas	59,000	100.0%	100.0%
November	3500 SW 20th Street(2)	Miami	54,000	0.0%	0.0%
November	4525 Kennedy Commerce Drive	Houston	121,000	100.0%	100.0%
December	5555 8th Street E.	Seattle	103,000	0.0%	0.0%
Total YTD Purchase Price - $153.1 million			2,360,000	75.7%	80.9%

LAND ACQUISITIONS:
March	DCT North Avenue Distribution Center	Chicago	20.7 acres
April	DCT Airport Distribution Center North Phase III	Orlando	12.8 acres
April	DCT Fairburn	Atlanta	74.6 acres
April	DCT Commerce Center Phase II	Miami	26.3 acres
May	DCT Central Avenue(3)	Chicago	8.0 acres
June	DCT Dulles Downs	Baltimore/Washington D.C.	25.8 acres
August	DCT North Satellite Distribution Center(4)	Atlanta	47.0 acres
August	DCT Freeport West	Dallas	7.1 acres
September	DCT Stockyards Industrial Center	Chicago	10.0 acres
October	2200 Global Drive	Cincinnati	2.1 acres
December	DCT Arbor Avenue	No. California	39.6 acres
Total YTD Land Purchase Price - $55.2 million			274.0 acres

BUILDING DISPOSITIONS:
Consolidated Properties
February	Memphis Portfolio (6 buildings)	Memphis	2,327,000	100.0%
April	8th & Vineyard C, D and E (3 buildings)(5)	So. California	156,000	N/A
April	5945 Cabot Parkway	Atlanta	120,000	87.8%
May	Eagles Landing Trade Center	Atlanta	505,000	100.0%
May	Fulton Portfolio (5 buildings)	Atlanta	713,000	79.0%
October	5025 S. Royal	Atlanta	33,000	100.0%
December	Bondesen Portfolio (8 buildings)	Houston	229,000	100.0%
December	270 Silver Springs Road	Pennsylvania	104,000	100.0%
December	Rockaway Portfolio (3 buildings)	New Jersey	242,000	80.2%
December	Midwest Portfolio (3 buildings)	Louisville, Indianapolis	935,000	100.0%
December	7340 McGinnis Ferry	Atlanta	93,000	0.0%
Total YTD Sales Price - $260.5 million			5,457,000	94.2%

Unconsolidated Joint Ventures
August	IDI Wilson	Nashville	557,000	100.0%
Total YTD Sales Price - $14.0 million(6)			557,000	100.0%

(1)

During March 2015, we purchased a vacant 394,000 square foot building that we are redeveloping into a 294,000 square foot building.  The building was classified as under redevelopment as of December 31, 2015.

(2)	DCT purchased a 90% interest in the property and consolidated the property as of December 31, 2015
(3)

During May 2015, we purchased 8.0 acres in the Chicago market that houses one building.  This property was combined with land from one of our existing properties and the buildings are in the process of being demolished for the development of a 172,000 square foot build-to-suit facility.

(4)	During August 2015, we purchased our partner’s 25.0% interest in one land parcel from the IDI/DCT, LLC joint venture for $1.1 million.
(5)

During April 2015, we sold the development projects 8th & Vineyard E, 8th & Vineyard C and 8th & Vineyard D totaling 156,000 square feet located in the Inland Empire West Submarket of Southern California.

(6)	The sales price reflects our proportionate share of gross proceeds received for the property sold by the unconsolidated joint venture.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 11

Development Overview (unaudited, amounts in thousands, except acres and number of buildings)

As of December 31, 2015

							Cost Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percentage Owned		Q4-2015	Cumulative Costs at 12/31/2015	Projected Investment	Completion Date(1)	Percentage Leased(2)

Consolidated Development Activities:
Stabilized in Q4 2015
DCT River West	Atlanta	47	1	734	100%		$7,318	$32,760	$36,972	Q3-2015	100%
DCT Freeport North	Dallas	6	1	100	100%		1,071	8,277	8,277	Q1-2015	100%
DCT Airtex Industrial Center II	Houston	7	1	127	100%		782	11,196	11,835	Q4-2014	100%
DCT Rialto Logistics Center	So. California	42	1	928	100%		3,735	60,735	60,892	Q1-2015	100%
		102	4	1,889	100%		$12,906	$112,968	$117,976		100%
Projected Stabilized Yield(3)		8.1%

Development Projects in Lease Up
DCT Northwest Crossroads Logistics Centre II	Houston	18	1	320	100%		$1,784	$16,768	$23,417	Q2-2015	59%
DCT Fife 45 North	Seattle	5	1	79	100%		856	7,038	7,880	Q1-2015	77%
	Total	23	2	399	100%		$2,640	$23,806	$31,297		62%
Under Construction
DCT Fairburn	Atlanta	75	1	1,037	100%		$12,275	$42,636	$52,938	Q1-2016	100%
DCT Downs Park Building A (4)	Baltimore/Washington D.C.	13	1	149	100%		11,242	18,741	25,879	Q2-2016	100%
DCT Downs Park Building B (4)	Baltimore/Washington D.C.	13	1	149	100%		13,529	20,981	25,770	Q1-2016	100%
DCT O'Hare Logistics Center	Chicago	7	1	113	100%		1,725	10,587	13,184	Q2-2016	100%
DCT North Avenue Distribution Center	Chicago	20	1	350	100%		5,414	15,658	26,572	Q3-2016	100%
DCT Central Avenue	Chicago	54	1	172	100%		857	22,487	60,527	Q1-2017	100%
DCT Stockyards Industrial Center	Chicago	10	1	167	100%		264	2,063	14,997	Q4-2016	0%
DCT Waters Ridge	Dallas	18	1	347	100%		436	3,036	18,561	Q3-2016	0%
DCT Freeport West	Dallas	7	1	108	100%		653	2,425	9,215	Q3-2016	55%
6400 Hollister Road - Expansion	Houston	2	Expansion	55	100%		2,263	4,019	4,230	Q1-2016	100%
DCT Fife Distribution Center North	Seattle	9	1	152	100%		3,197	11,582	12,813	Q1-2016	56%
DCT Fife Distribution Center South	Seattle	12	1	240	100%		5,193	14,287	18,859	Q1-2016	100%
DCT Jurupa Ranch	So. California	39	1	970	100%		11,470	43,968	73,008	Q2-2016	100%
	Total	279	12	4,009	100%		$68,518	$212,470	$356,553		84%

Total Projects in Lease Up and Under Construction(5)		302	14	4,408	100%		$71,158	$236,276	$387,850		82%

Leased Pre-Development
Building 13B	So. California	22	1	445	50	%(6)	$32	$1,495	$21,668	Q3-2016	47%

Development Projects Moved to Operating(7)
DCT Airport Distribution Center North Building C	Orlando	8	1	97	100%		$425	$5,983	$6,895	Q4-2014	100%
DCT White River Corporate Center Phase I	Seattle	30	1	649	100%		1,683	43,934	45,563	Q4-2014	100%
DCT Sumner South Distribution Center	Seattle	9	1	188	100%		193	13,618	14,823	Q1-2014	100%
	Total	47	3	934	100%		$2,301	$63,535	$67,281		100%

Total Projects Under Development		371	18	5,787	98%		$73,491	$301,306	$476,799		83%
Projected Stabilized Yield - Projects Under Development(3)		7.7%

Pre-Development
DCT North Satellite Distribution Center	Atlanta	47			100%		$248	$5,516
DCT Commerce Center Phase II Building C	Miami	8			100%		1,039	5,490
DCT Commerce Center Phase II Building D	Miami	8			100%		219	4,418
DCT Commerce Center Phase II Building E	Miami	10			100%		251	5,097
Seneca Commerce Center Phase I	Miami	14			90%		82	3,131
Seneca Commerce Center Phase II	Miami	11			90%		47	1,652
Seneca Commerce Center Phase III	Miami	11			90%		41	1,539
DCT Arbor Avenue	No. California	40			100%		3,383	3,383
DCT Airport Distribution Center Building D	Orlando	6			100%		123	1,368
DCT Airport Distribution Center Building E	Orlando	6			100%		17	1,223
DCT Airport Distribution Center Building F	Orlando	6	`		100%		14	1,313
DCT White River Corporate Center Phase II North	Seattle	13			100%		170	7,183
	Total	180					$5,634	$41,313

(1)	The completion date represents the date of building shell-completion or estimated date of shell-completion.
(2)	Percentage leased is computed as of the press release date
(3)	Yield computed on a GAAP basis including rents on a straight-line basis.
(4)	The Projected Investment and corresponding Projected Stabilized Yield do not include any potential promote payable to our joint venture partner
(5)

During November 2015, DCT acquired one buildings totaling 54,000 square feet that was shell-complete. The building is classified as a property under development with cumulative costs of $6.6 million as of December 31, 2015.

(6)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(7)	The properties were 61% leased and occupied on a weighted average basis at December 31, 2015.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 12

Redevelopment Overview (unaudited, amounts in thousands, except acres and number of buildings)

As of December 31, 2015

						Cost Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percentage Owned	Q4-2015	Cumulative Costs at 12/31/2015	Projected Investment	Completion Date(1)	Percentage Leased(2)

Consolidated Redevelopment Activities:
Redevelopment Projects in Lease Up
2413 Prospect	Chicago	17	1	320	100%	$277	$18,884	$19,836	Q3-2015	70%
9010 Sterling Street	Dallas	6	1	63	100%	325	3,744	4,078	Q3-2015	50%
Total Redevelopment Projects in Lease Up		23	2	383	100%	$602	$22,628	$23,914		67%

Redevelopment Projects Under Construction
2201 Arthur Avenue	Chicago	5	1	103	100%	$587	$6,261	$8,107	Q2-2016	0%
22290 Hathaway	No. California	12	1	294	100%	456	18,205	32,026	Q3-2016	0%
5555 8th Street East	Seattle	6	1	102	100%	9,849	9,849	10,867	Q3-2016	0%
Total Redevelopment Projects Under Construction		23	3	499	100%	$10,892	$34,315	$51,000		0%

Total Redevelopment Projects in Lease Up and Under Construction		46	5	882	100%	$11,494	$56,943	$74,914		29%
Projected Stabilized Yield - Projects Under Redevelopment(3)		6.1%

(1)	The completion date represents the date of building shell-completion or estimated date of shell-completion.
(2)	Percentage leased is computed as of the press release date.
(3)	Yield computed on a GAAP basis including rents on a straight-line basis

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 13

Indebtedness (unaudited, dollar amounts in thousands)

As of December 31, 2015

Description	Stated Interest Rate	Effective Interest Rate(1)	Maturity Date	Balance as of December 31, 2015
SENIOR UNSECURED NOTES:
2016 Notes, fixed rate	4.90%	4.90%	April & August 2016	$99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	4.62%	4.87%	August & October 2023	310,000
Premiums (discounts), net of amortization				(2,154)
Deferred loan costs, net of amortization				(3,534)
				854,312
MORTGAGE NOTES:
Fixed rate secured debt	6.02%	5.26%	April 2017 – August 2025	206,930
Premiums (discounts), net of amortization				3,820
Deferred loan costs, net of amortization				(375)
				210,375
BANK UNSECURED CREDIT FACILITIES:
Senior unsecured revolving credit facility(2)	1.36%	1.36%	April 2019	70,000
2017 Notes, variable rate(3)	1.46%	1.46%	April 2017	100,000
2020 Notes, variable rate(3)	1.46%	1.46%	April 2020	125,000
2022 Notes, fixed rate(4)	3.31%	3.31%	December 2022	200,000
Deferred loan costs, net of amortization				(3,215)
				491,785

Total carrying value of consolidated debt				$1,556,472

Fixed rate debt	4.99%	6.92%		81%
Variable rate debt	1.44%	1.44%		19%
Weighted average interest rate	4.32%	4.48%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT:(5)
Stirling Capital Investments (SCLA)				$35,714

Scheduled Principal Payments of Debt as of December 31, 2015 (excluding premiums, discounts and deferred loan costs)

Year	Senior Unsecured Notes	Mortgage Notes	Bank Unsecured Credit Facilities	Total
2016	$99,000	$6,721	$-	$105,721
2017	51,000	41,078	100,000	192,078
2018	81,500	6,747	-	88,247
2019	46,000	51,344	70,000	167,344
2020	50,000	71,933	125,000	246,933
2021	92,500	18,436	-	110,936
2022	130,000	3,116	200,000	333,116
2023	310,000	6,366	-	316,366
2024	-	739	-	739
2025	-	450	-	450
Thereafter	-	-	-	-
Total	$860,000	$206,930	$495,000	$1,561,930

(1)	Effective interest rate includes hedging costs and mark-to-market adjustments.
(2)

The $400.0 million senior unsecured revolving credit facility matures April 8, 2019 and bears interest at a variable rate equal to LIBOR, plus a margin of between 0.875% to 1.55% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.55% per annum, depending on our public debt credit rating.  There was $326.5 million available under the senior unsecured revolving credit facility, net of one letter of credit totaling $3.5 million as of December 31, 2015.

(3)

The senior unsecured $125.0 million and $100.0 million term loans mature April 8, 2020 and April 8, 2017, respectively.  The senior unsecured term loans bear interest at a variable rate equal to LIBOR, plus a margin, depending on our public debt credit rating, of between 0.90% to 1.75% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.75% per annum.

(4)

The senior unsecured $200.0 million term loan matures December 10, 2022 and bears interest at a variable rate equal to LIBOR, plus a margin, depending on our public debt credit rating, of between 1.45% to 2.40% per annum or, at our election, an alternate base rate plus a margin of between 0.45% to 1.40% per annum.  On December 11, 2015, we entered into a pay-fixed, receive-floating interest rate swap which effectively fixes the interest rate on the term loan at 3.31% through maturity.

(5)	Based on our ownership share as of December 31, 2015.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 14

Capitalization and Fixed Charge Coverage (unaudited, dollar amounts in thousands, except share price)

Capitalization at December 31, 2015

Description	Shares or Units(1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	88,314	$37.37	$3,300,294
Operating partnership units outstanding	4,039	$37.37	150,937
Total equity market capitalization			3,451,231

Consolidated debt, excluding deferred loan costs of $7.1 million			1,563,596
Less: Noncontrolling interests’ share of consolidated debt(2)			(7,954)
Proportionate share of debt related to unconsolidated joint ventures			35,714
DCT share of total debt			1,591,356
Total market capitalization			$5,042,587

DCT share of total debt to total market capitalization			31.6%

Fixed Charge Coverage

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net income attributable to common stockholders(3)	$38,549	$29,637	$94,048	$49,164
Interest expense	13,464	14,920	54,055	63,236
Proportionate share of interest expense from unconsolidated joint ventures	274	354	1,244	1,401
Real estate related depreciation and amortization	39,134	37,447	156,010	148,992
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,102	1,378	4,739	5,533
Income tax (benefit) expense and other taxes	24	40	736	(185)
Stock-based compensation(4)	5,063	1,367	8,945	4,777
Noncontrolling interests	2,035	1,663	8,917	3,084
Non-FFO gain on acquisitions and dispositions of real estate interests	(36,803)	(28,165)	(77,871)	(46,101)
Impairment losses	1,914	-	2,285	5,767
Adjusted EBITDA	$64,756	$58,641	$253,108	$235,668

CALCULATION OF FIXED CHARGES:
Interest expense	$13,464	$14,920	$54,055	$63,236
Capitalized interest	3,796	2,979	15,849	9,098
Amortization of loan costs and debt premium/discount	232	(94)	508	(477)
Other noncash interest expense	(1,025)	(1,027)	(4,097)	(4,105)
Proportionate share of interest expense from unconsolidated joint ventures	274	354	1,244	1,401
Total fixed charges	$16,741	$17,132	$67,559	$69,153

Fixed charge coverage	3.9	3.4	3.7	3.4

(1)	Excludes 0.5 million of unvested Long-Term Incentive Plan Units, 0.1 million shares of unvested Restricted Stock and 0.1 million Phantom Shares outstanding as of December 31, 2015.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.
(4)	Includes amounts related to severance costs of approximately $3.6 million.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 15

Debt Covenants (unaudited)

Debt Covenant Summary as of December 31, 2015

Senior Unsecured Notes(1)	Covenant	Actual Ratio
Leverage ratio	< 55%	37.1%
Fixed charge coverage ratio	> 1.5 x	3.26 x
Secured debt leverage ratio	< 45%	6.3%
Unencumbered assets to unsecured debt	> 1.67 x	2.59 x

Bank Unsecured Credit Facilities(1)	Covenant	Actual Ratio
Leverage ratio	< 60%	34.7%
Fixed charge coverage ratio	> 1.5 x	3.54 x
Secured debt leverage ratio	< 35%	5.3%

Bond Indentures(1)	Covenant	Actual Ratio
Leverage ratio	< 60%	36.2%
Fixed charge coverage ratio	> 1.5 x	3.58 x
Secured debt leverage ratio	< 40%	4.8%
Unencumbered assets to unsecured debt	> 1.50 x	2.69 x

(1)

Calculations are compiled in accordance with the note purchase agreement, credit agreement and bond indenture agreement, respectively, based upon definitions contained therein.  The Company is not presenting these ratios and the related calculations for any purpose other than informational, and it is not intending for these measures to provide information to investors about the Company’s financial condition or results of operations.

Fourth Quarter 2015 Supplemental Reporting Package	P a g e 16

Investment in Unconsolidated Ventures Summary (unaudited, dollar amounts in thousands)

Statement of Operations and Other Data

	For the Year Ended December 31, 2015
	TRT-DCT JV III	JP Morgan	Stirling Capital Investments
Total rental revenues	$2,256	$22,027	$12,336
Rental expenses and real estate taxes	734	5,683	1,859
Net operating income	1,522	16,344	10,477
Depreciation and amortization	907	9,690	4,835
General and administrative expense	9	747	809
Operating income	606	5,907	4,833
Interest expense	484	-	3,252
Interest (income) and other expense	18	(225)	6
Net income	$104	$6,132	$1,575
Other Data:
Number of buildings	4	13	6
Square feet (in thousands)	736	4,604	2,160
Occupancy	88.5%	93.9%		99.5%
DCT ownership	10.0%	20.0%	50.0	%(1)

Balance Sheets

	As of December 31, 2015
	TRT-DCT JV III	JP Morgan	Stirling Capital Investments
Total investment in properties	$27,062	$268,685	$113,444
Accumulated depreciation and amortization	(7,823)	(66,529)		(26,696)
Net investment in properties	19,239	202,156	86,748
Cash and cash equivalents	253	2,055	1,099
Other assets	602	4,851	2,907
Total assets	$20,094	$209,062	$90,754

Other liabilities	464	5,486	1,182
Secure debt maturities – 2018	-	-	71,125	(2)
Secure debt maturities thereafter	-	-	9,750	(2)
Total secured debt	-	-	80,875
Total liabilities	464	5,486	82,057
Partners or members' capital	19,630	203,576	8,697
Total liabilities and partners or members' capital	$20,094	$209,062	$90,754

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)

$71.4 million of debt, excluding $0.3 million of deferred loan costs, requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%.  $9.8 million of debt is payable to DCT and requires principal and interest payments through November 2021 and has a fixed interest rate of 8.5%.

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Guidance (unaudited, dollar amounts in millions, except per share and unit data)

Guidance

	2015	2016 Estimate(2)
	Actual(1)	Low	High	Notes
Funds from operations, as adjusted	$2.00	$2.07	$2.17

Operating Metrics:				Does not consider any potential future acquisitions or dispositions
Average consolidated operating occupancy	94.8%	94.5%	95.5%
Cash same store NOI growth(3)	8.6%	3.6%	4.6%
GAAP same store NOI growth(3)	5.9%	3.6%	4.6%

Capital Deployment:
Development starts(4)	$343	$150	$250
Acquisitions(5)	$176	$0	$50	Focus on value-add
Dispositions	$261	$100	$200	Targeted to achieve low 6x's net debt to EBITDA

General and administrative expense	$29.08	$27.75	$29.25

Reconciliation of earnings per share to FFO per common share and unit:
Earnings per common share and unit — diluted	$1.05	$0.45	$0.55
Gains on disposition of real estate interest	(0.88)	0.00	0.00
Real estate related depreciation and amortization(6)	1.77	1.62	1.62
FFO per common share and unit — diluted(7)	1.94	2.07	2.17
Adjustments:
Acquisition costs	0.02	0.00	0.00
Severance costs	0.04	0.00	0.00
FFO, as adjusted, per common share and unit — diluted	$2.00	$2.07	$2.17

(1)	Excludes acquisition and severance costs.
(2)	Excludes future acquisition costs.
(3)	Excludes revenue from lease terminations.
(4)	Represents our total projected GAAP investment for construction projects commenced during 2015.
(5)	Represents our total projected GAAP investment including our 90% share of the projected GAAP investment in 3500 SW 20th Street.
(6)	Includes pro rata share of real estate depreciation and amortization from unconsolidated joint ventures.
(7)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).

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Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net income (loss) attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, noncontrolling interests, impairment losses, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains and losses on disposed assets and business combinations.  We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of noncash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital Expenditures include building and land improvements, development and redevelopment costs, acquisition capital, casualty costs and tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash Basis Rent Growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases.  Free rent periods are not considered.

Cash Net Operating Income (“NOI”):

We calculate Cash NOI as NOI (as defined on next page) excluding noncash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents.  See definition of NOI for additional information.  DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain noncash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent.  Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Due Diligence Capital:

Capital improvements related to acquisitions generally incurred within 12 months of the acquisition date.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for discounts/premiums and hedging transactions.  These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed Charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjustments for amortization of discounts, premiums, loan costs and other noncash interest expense.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income (loss) attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure.  However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance.  NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP.  FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measurable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures.  We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO.  Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure.  We also present FFO excluding severance costs, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable.  We believe that FFO excluding severance costs, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results.  Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income (loss) as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP Basis Rent Growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease.   New leases where there were no prior comparable leases due to materially different lease structures are excluded.

Land Held:
Land Held that is not intended to be placed in service in the near future.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

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Definitions

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty and involuntary conversion gain (loss), impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the properties such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses.   We also present NOI excluding lease termination revenue as it is not considered to be indicative of recurring operating performance.  However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations.  Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI.  Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Reconciliation of income from continuing operations to NOI: (amounts in thousands)
Income from continuing operations	$40,584	$31,159	$102,965	$46,531
Income tax (benefit) expense and other taxes	24	40	736	(217)
Interest and other (income) expense	(31)	19	40	(1,563)
Interest expense	13,464	14,920	54,055	63,236
Equity in earnings of unconsolidated joint ventures, net	(937)	(1,260)	(7,273)	(6,462)
General and administrative expense	9,665	8,020	34,577	29,079
Real estate related depreciation and amortization	39,134	37,447	156,010	148,992
Impairment losses	1,914	-	2,285	5,635
Development profit, net of taxes	-	-	(2,627)	(2,016)
Gain on business combination	-	-	-	(1,000)
Gain on dispositions of real estate interests	(36,785)	(28,024)	(77,871)	(39,671)
Casualty and involuntary conversion gain (loss)	(414)	(2)	(414)	(328)
Institutional capital management and other fees	(472)	(345)	(1,606)	(1,739)
Total GAAP net operating income	66,146	61,974	260,877	240,477
Less net operating income - non-same store properties	(9,345)	(7,205)	(52,344)	(43,928)
Same store GAAP net operating income	56,801	54,769	208,533	196,549
Less revenue from lease terminations	(106)	(246)	(2,052)	(1,785)
Add early termination straight-line rent adjustment	94	112	350	500
Same store GAAP net operating income, excluding revenue from lease terminations	56,789	54,635	206,831	195,264
Less straight-line rents, net of related bad debt expense	(641)	(2,087)	(1,745)	(5,884)
Less amortization of above/(below) market rents	(544)	(789)	(1,278)	(1,686)
Same store cash net operating income, excluding revenue from lease terminations	$55,604	$51,759	$203,808	$187,694

Projected Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Projected Stabilized Yield – Projects Under Development:

Calculated as projected stabilized NOI divided by total projected investment.

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop.  May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The Same Store Population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties held for sale that have been owned and stabilized for the entire current and prior periods presented.

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Definitions

Same Store NOI Growth:

The change in Same Store NOI Growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a Same Store Population for the quarter most recently presented.

Square Feet:

Represents square feet in buildings that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 90% occupied.

Stock-based Compensation Amortization Expense:

Represents the noncash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award's fair value on the grant date and amortized over the vesting period, presented net of amounts capitalized.

Turnover Costs:

Turnover Costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions.  The amount indicated for leasing statistics represents the total Turnover Costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

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